RELATED PARTY TRANSACTIONS	9 Months Ended
May 31, 2022
Disclosure of transactions between related parties [abstract]
RELATED PARTY TRANSACTIONS [Text Block]

8. RELATED PARTY TRANSACTIONS

All amounts receivable and amounts payable owing to or from related parties are non-interest bearing with no specific terms of repayment. Transactions with related parties are in the normal course of business and are recorded at consideration established and agreed to by the parties. Transactions with related parties are as follows:

(a) During the period ended May 31, 2022, $263 (May 31, 2021 - $186) was paid or accrued to independent directors for directors' fees and services.

(b) During the period ended May 31, 2022, the Company paid or accrued payments of $43 (May 31, 2021 - $42) from West Vault Mining Inc., for accounting and administrative services. The Company and West Vault Mining have one officer in common.

(c) In May 2018, Deepkloof made a strategic investment in the Company by way of participation in a public offering and a private placement. Through the terms of the May 2018 private placement, HCI acquired a right to nominate one person to the board of directors of the Company and a right to participate in future equity financings of the Company to maintain its pro-rata interest. HCI has exercised its right to nominate one person to the board of directors. During the period the Company closed a non-brokered private placement of 3,539,823 common shares at a price of US$1.695 per share for gross proceeds of $6 million maintaining HCI's ownership in the Company at approximately 26% at the time of the financing. At May 31, 2022, HCI's ownership of the Company was reported at 24,837,349 common shares, representing a 25.14% interest in the Company.

(d) During the nine-month period ended May 31, 2022, the Company purchased and cancelled, on a private placement basis, the outstanding principal balance of $8 million of the Convertible Notes from affiliates of Franklin Templeton Investments.